                                                                    Exhibit 10.1

                      INVESTMENT MANAGEMENT TRUST AGREEMENT

      This Agreement is made as of October 15, 2007 by and between SP
ACQUISITION HOLDINGS, INC. (the "COMPANY"), having its principal office at 590
Madison Avenue, 32nd Floor, New York, New York 10022 and Continental Stock
Transfer & Trust Company ("TRUSTEE"), having its principal office at 10 Battery
Place, New York, New York 10004.

      WHEREAS, the Company's Registration Statement on Form S-1, No. 333-142696
(the "REGISTRATION STATEMENT"), for its initial public offering of securities
("IPO") has been declared effective as of the date hereof by the Securities and
Exchange Commission (the "EFFECTIVE DATE"); and

      WHEREAS, UBS Securities LLC ("UBS") and Ladenburg Thalmann & Co. Inc.
("LADENBURG" and collectively with UBS, the "UNDERWRITERS") are acting as the underwriters in the IPO; and

      WHEREAS, as described in the Company's Registration Statement, and in accordance with the Company's Amended and Restated Certificate of Incorporation,
$394,000,000 of the net proceeds of the IPO, including $16.0 million for deferred underwriting discounts and commissions ($452,200,000 if the underwriters' over-allotment option is exercised in full, including $18.4 million for deferred underwriting discounts and commissions) will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company's common stock, par value $0.001, issued in the IPO. The amount to be delivered to the Trustee will be referred to herein as the "PROPERTY," the parties for whose benefit the Trustee shall hold the Property will be referred to together with the Company as the
"BENEFICIARIES");

      WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $16.0 million ($18.4 million, if the underwriters' over-allotment option is exercised in full) (or the amount specified in a notice pursuant to paragraph 2(d) hereof) is attributable to deferred underwriting commissions that will become payable by the Company to the Representative upon the consummation of an Initial Business Combination (as defined in the Registration Statement)
(the "Deferred Discount"); and

      WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. AGREEMENTS AND COVENANTS OF TRUSTEE. The Trustee hereby agrees and covenants to:

            (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in a segregated trust account (the "TRUST
ACCOUNT") established by the Trustee at a branch of JPMorgan Chase Bank, N.A.
selected by the Trustee;

            (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

            (c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in any "Government Security" or one or more money market funds, selected by the Company meeting the conditions specified in
Rule 2a-7 of the Investment Company Act of 1940, as amended, as determined by the Company. As used herein, "GOVERNMENT SECURITY" means any Treasury Bill issued by the United States, having a maturity of one hundred and eighty days or less;

            (d) Collect and receive, when due, all principal and income arising from the Property, which shall become part of the "Property," as such term is used herein;

            (e) Notify the Company and the Underwriters of all communications received by it with respect to any Property requiring action by the Company;

            (f) Supply any necessary information or documents as may be requested by the Company in connection with the Company's preparation of the tax returns for the Trust Account;

            (g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company and/or the Underwriters to do so;

            (h) Render to the Company, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the
Trust Account reflecting all receipts and disbursements of the Trust Account;
and

            (i) Commence liquidation of the Trust Account only after receipt of and only in accordance with the terms of a letter (the "TERMINATION LETTER"), in a form substantially similar to that attached hereto as either EXHIBIT A or
EXHIBIT B, signed on behalf of the Company by its Chairman, President and Chief
Executive Officer or other authorized officer, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein.

      2. LIMITED DISTRIBUTIONS OF INCOME FROM TRUST ACCOUNT. The Trustee shall disburse directly to the Company by wire transfer such funds from the Trust
Account (i) from time to time as may be necessary timely to pay any taxes incurred as a result of interest or other income earned on the Property held in the Trust Account, only upon receipt and in accordance with the terms of a letter in form substantially similar to that attached hereto as Exhibit C (a
"Tax Disbursement Letter"), signed on behalf of the Company by its Chief
Executive Officer or President and copied to Authorized Counsel, as evidenced by his or her countersignature thereto, and complete the disbursement of funds from the Trust Account and distribute such funds only as directed in the Tax
Disbursement Letter and any other documents referred to therein, and (ii) from time to time, only upon receipt and in accordance with the terms of a letter in form substantially similar to that attached hereto as Exhibit D (a "Disbursement
Letter"), signed on behalf of the Company by its Chief Executive Officer or
President, the Trustee shall disburse to the Company such amount as may be requested by the Company as directed in the Disbursement Letter and the other documents referred to therein, provided, however, that the aggregate amount distributed by the Trustee to the Company pursuant to this paragraph 2(ii) may not exceed the lesser of (y) the aggregate amount of interest and any other income actually received or paid on amounts in the Trust Account less an amount equal to estimated taxes that are or will be due on such income at an assumed rate of 40% and (z) $3,500,000, as calculated by the Company. In addition, if as of the date of a Termination Letter in form attached hereto as Exhibit B, should the Company have received the full amount of its disbursements pursuant to the preceding sentence, and should such funds be insufficient to cover the Company's costs and expenses incurred in connection with the adoption and implementation of its plan of dissolution and its liquidation, to the extent that there is any interest accrued in the Trust Account not required to be used to pay income taxes on interest income earned on the Trust Account balance, the Company may request in the Termination Letter that the Trustee release to it an additional amount of up to $75,000 of such accrued interest to pay costs and expenses incurred in connection with its dissolution and liquidation as calculated by the
Company. All payments authorized under this Section 2 shall only be made from income earned and paid on the Property which has been collected by the Trustee.

      For purposes of this Agreement, "Authorized Counsel" shall mean, at any date, the attorney retained and authorized by the Company to perform such functions.

      3. AGREEMENTS AND COVENANTS OF THE COMPANY. The Company hereby agrees and covenants to:

            (a) Give all instructions to the Trustee hereunder in writing, signed by the Company's Chairman, President and Chief Executive Officer or other authorized officer. In addition, except with respect to its duties under paragraph 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

            (b) Hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the
Company in writing of such claim (hereinafter referred to as the "Indemnified
Claim"). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

            (c) Pay the Trustee an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 2 as set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees and further agreed that said transaction processing fees shall be deducted by the Trustee from the disbursements made to the Company pursuant to Section 2. The Company shall pay the Trustee the initial acceptance fee and first year's fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Company the annual fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Account. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section
3(c) and as may be provided in Section 3(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the
Trustee under such Sections).

            (d) Within five business days after the Representative's
over-allotment option (or any unexercised portion thereof) expires or is exercised in full, provide the Trustee with a notice in writing (with a copy to the Representative) of the total amount of the Deferred Discount, which shall in no event be less than $16,000,000; and

            (e) In connection with any vote of the Company's stockholders on whether to approve an Initial Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and tabulating stockholder votes (which firm may be the
Trustee) verifying the vote of the Company's stockholders regarding such Initial
Business Combination.

            (f) In the event that the Company directs the Trustee to commence liquidation of the Trust Account pursuant to Section 1(i), the Company agrees that it will not direct the Trustee to make any payments not specifically authorized by this Agreement.

      4. LIQUIDATION AND DISTRIBUTION OF TRUST ACCOUNT PROPERTY. The Trustee
shall commence liquidation of the Trust Account only upon receipt of, and only in accordance with the terms of, a letter in form substantially similar to that attached hereto as either Exhibit A or Exhibit B (a "Termination Letter"), signed on behalf of the Company by its Chief Executive Officer and affirmed by the Chairman or Vice Chairman of the Board of Directors, and complete the liquidation of the Trust Account and distribute the Property in the Trust
Account only as directed in the Termination Letter and any other documents referred to therein.

      5. LIMITATIONS OF LIABILITY. The Trustee shall have no responsibility or liability to:

            (a) Take any action with respect to the Property, other than as directed in paragraph 1 and 3 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

            (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the
Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

            (c) Change the investment of any Property, other than in compliance with paragraph 1(c);

            (d) Refund any depreciation in principal of any Property;

            (e) Assume that the authority of any person designated by the
Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

            (f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the
Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

            (g) Verify the correctness of the information set forth in the
Registration Statement or to confirm or assure that any acquisition made by the
Company or any other action taken by it is as contemplated by the Registration
Statement;

            (h) Subject to the requirements of paragraph 3 of this Agreement, pay any taxes on behalf of the Trust Account to any governmental entity or taxing authority;

            (i) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to income and activities relating to the
Trust Account, regardless of whether such tax is payable by the Trust Account or the Company (including but not limited to income tax obligations), it being expressly understood that as set forth in Section 1(i), if there is any income or other tax obligation relating to the Trust Account or the Property in the
Trust Account, as determined from time to time by the Company and regardless of whether such tax is payable by the Company or the Trust, at the written instruction of the Company, the Trustee shall make funds available in cash from the Property in the Trust Account an amount specified by the Company as owing to the applicable taxing authority, which amount shall be paid directly to the
Company by electronic funds transfer, account debit or other method of payment, and the Company shall forward such payment to the taxing authority.

      6. TERMINATION. This Agreement shall terminate as follows:

            (a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the
Trustee may submit an application to have the Property deposited with the United
States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever that arises due to any actions or omissions to act by any party after such deposit;

            (b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the
Termination Letter, this Agreement shall terminate except with respect to paragraph 2(b); or

            (c) On such date after October 16, 2007, when the Trustee deposits the Property with the United States District Court for the Southern District of
New York in the event that, prior to such date, the Trustee has not received a
Termination Letter from the Company pursuant to paragraph 1(i).

      7. MISCELLANEOUS.

            (a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary's bank or intermediary bank, rather than names. The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

            (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

            (c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; PROVIDED, HOWEVER, that no such change, amendment or modification may be made without the prior written consent of the
Underwriters. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

            (d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder.

            (e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail
(return receipt requested), by hand delivery or by facsimile transmission:

            if to the Trustee, to:

                  Continental Stock Transfer & Trust Company
                  17 Battery Place
                  New York, New York 10004
                  Attn: Steven Nelson, President and Frank Di Paolo, CFO
                  Fax No.: (212) 509-5150

            if to the Company, to:

                  SP Acquisition Holdings, Inc.
                  590 Madison Avenue
                  32nd Floor
                  New York, New York 10022
                  Attn: Warren G. Lichtenstein, Chairman, President and Chief
                  Executive Officer
                  Fax No.: (212) 520-2301

            in either case with a copy to:

                  UBS Investment Bank
                  299 Park Avenue
                  New York, NY  10171
                  Facsimile: 212-821-4610
                  Attn: Michael Anderson

                  and

                  Ladenburg Thalmann & Co.
                  Citigroup Center
                  153 East 53rd Street, 49th Floor
                  New York, NY 10022
                  Facsimile: (212) 409-2169
                  Attn: Steve Kaplan

                  and

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  65 East 55th Street
                  New York, New York 10022
                  Attn: Steven Wolosky, Esq.
                  Fax No.: (212) 451-2222

            (f) This Agreement may not be assigned by the Trustee without the prior written consent of the Company and the Underwriters.

            (g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this
Agreement and to perform its respective obligations as contemplated hereunder.
The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

            (h) The Trustee acknowledges and agrees that it is the specific intention of the parties hereto that the Representative is and shall be a third-party beneficiary of the provisions of this Agreement pertaining to the
Deferred Discount (including Section 7(c) and the Trustee's obligations under this Agreement with respect thereto (but solely of those provisions and solely with respect to such obligations of the Trustee) with the same right and power to enforce those provisions as either of the parties hereto).

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties have duly executed this Investment
Management Trust Agreement as of the date first written above.

                                CONTINENTAL STOCK TRANSFER &
                                TRUST COMPANY, as Trustee

                                By:     /s/ Steve Nelson
                                        ----------------------------------------
                                Name:   Steve Nelson
                                        ----------------------------------------
                                Title:  Chairman, President and Secretary
                                        ----------------------------------------

                                SP ACQUISITION HOLDINGS, INC.

                                By:     /s/ Warren G. Lichtenstein
                                        ----------------------------------------
                                Name:   Warren G. Lichtenstein
                                        ----------------------------------------
                                Title:  Chairman of the Board, President, and
                                        Chief Executive Officer
                                        ----------------------------------------

             [INVESTMENT MANAGEMENT TRUST AGREEMENT SIGNATURE PAGE]

                                    EXHIBIT A

                             [LETTERHEAD OF COMPANY]

[INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: [Steven Nelson, President]

      Re:  Trust Account No. [               ] Termination Letter

Gentlemen:

      Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between SP Acquisition Holdings, Inc. (the "COMPANY") and Continental Stock
Transfer & Trust Company ("TRUSTEE"), dated as of _________ __, 2007 (the "TRUST
AGREEMENT"), this is to advise you that the Company has entered into an agreement (the "BUSINESS AGREEMENT") with [__________] (the "TARGET BUSINESS")
to consummate a business combination with Target Business ("BUSINESS
COMBINATION") on or about [INSERT DATE]. The Company shall notify you at least
48 hours in advance of the actual date of the consummation of the Business
Combination (the "CONSUMMATION DATE").

      Pursuant to Paragraph 3(e) of the Trust Agreement, we are providing you with [an affidavit] [a certificate] of verifying the vote of the Company's stockholders duly approving the Initial Business Combination in accordance with the terms of the Company's Amended and Restated Certificate of Incorporation.
The [affidavit] [certificate] includes the identities of the Public Stockholders who voted against the Initial Business Combination and properly exercised their conversion rights in connection therewith.

      In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the
Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

      On the Consummation Date: (i) counsel for the Company shall deliver to you written notification that the Initial Business Combination has been consummated,
(ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account other than the Deferred Discount
(the "Instruction Letter") and (iii) the Representative shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of written notice from counsel and the Instruction
Letter, (a) to Public Stockholders who exercised their conversion rights in connection with the Initial Business Combination, in an amount equal to their pro rata share of the amounts in the Trust Account as of two business days prior to the Consummation Date, (b) to the Representative in an amount equal to the
Deferred Discount as so directed by them, and (c) the remainder in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same, and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company or be distributed immediately and the penalty incurred. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

      In the event that the Business Combination is not consummated on the
Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then, upon receipt of written instructions from the Company, the funds held in the
Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

                             Very truly yours,

                             SP ACQUISITION HOLDINGS, INC.

                             By:
                                    --------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                                    EXHIBIT B

                             [LETTERHEAD OF COMPANY]

[INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York
Attn: [Steven Nelson, President]

      Re:  Trust Account No. [               ] Termination Letter

Gentlemen:

      Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between SP Acquisition Holdings, Inc. (the "COMPANY") and Continental Stock
Transfer & Trust Company ("TRUSTEE"), dated as of ____________, 2007 (the "TRUST
AGREEMENT"), this is to advise you that the Company's existence expired in accordance with the terms of its Amended and Restated Certificate of
Incorporation on [date] and the Company is proceeding to dissolve and liquidate.
Capitalized terms used but not defined herein shall have the meanings given them in the Trust Agreement.

      In accordance with the terms of the Trust Agreement, we hereby authorize and request that you release to us an amount of $______ (which amount shall not exceed $75,000) to pay costs and expenses incurred in connection with its dissolution and liquidation; and (ii) commence liquidation of the Trust Account as part of the Company's plan of dissolution and distribution. In connection with this liquidation, you are hereby authorized to establish a record date for the purposes of determining the stockholders of record entitled to receive their per share portion of the Trust Account. The record date shall be within ten (10)
days of the liquidation date, or as soon thereafter as is practicable. You will notify the Company in writing as to when all of the funds in the Trust Account will be available for immediate transfer (the "TRANSFER DATE) in accordance with the terms of the Trust Agreement and the Company's Amended and Restated
Certificate of Incorporation (the "Certificate of Incorporation"). You shall commence distribution of such funds in accordance with the terms of the Trust
Agreement and the Certificate of Incorporation and you shall oversee the distribution of funds. Upon the distribution of funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.

                             Very truly yours,

                             SP ACQUISITION HOLDINGS, INC.

                             By:
                                    --------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                                    EXHIBIT C

                             [LETTERHEAD OF COMPANY]

[INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York
Attn: [Steven Nelson, President]

            Re:  Trust Account No. [                  ] Tax Disbursement Letter

Gentlemen:

      Pursuant to the Investment Management Trust Agreement between SP
Acquisition Holdings, Inc. (the "COMPANY") and Continental Stock Transfer &
Trust Company ("TRUSTEE") dated as of , 2007 (the "Trust Agreement"), this is to advise you that the Trust Account, as defined in the Trust Agreement, has incurred a total of $_____________________ in taxes (the "Tax Payments") for the period from ________ __, 200__ to ________ __, 200__ (the "Tax Period") as a
result of interest and other income earned on the Property, as defined in the
Trust Agreement, during the Tax Period.

      In accordance with the terms of the Trust Agreement, we hereby authorize you to distribute from the Trust Account to the Company's bank account using the bank wire instructions listed below.

                             Very truly yours,

                             SP ACQUISITION HOLDINGS, INC.

                             By:
                                    --------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                                    EXHIBIT D

                             [LETTERHEAD OF COMPANY]

[INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York
Attn: [Steven Nelson, President]

            Re:  Trust Account No. [                  ] Disbursement Letter

Gentlemen:

      Pursuant to Section 2(ii) of the Investment Management Trust Agreement
between SP Acquisition Holdings, Inc. (the "Company") and Continental Stock
Transfer & Trust Company dated as of , 2007 (the "Trust Agreement"), we hereby authorize you to disburse from the Trust Account proceeds from the Property, as defined in the Trust Agreement, equal to $_______________, to __________________
via wire transfer. Following are the banks instructions:

      ---------------------------------

      ---------------------------------

      ---------------------------------

      ---------------------------------

      ---------------------------------

                             Very truly yours,

                             SP ACQUISITION HOLDINGS, INC.

                             By:
                                    --------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                    --------------------------------------------

                                   SCHEDULE A
                                   ----------

 Schedule of fees pursuant to Section 3(c) of Investment Management Trust Agreement
                    between SP Acquisition Holdings, Inc. and
                   Continental Stock Transfer & Trust Company

--------------------------------------------------------------------------------
                               Time and Method of
Fee Item                       Payment                          Amount
--------------------------------------------------------------------------------
Initial acceptance fee      Initial closing of IPO by       $       1,000
                            wire transfer
--------------------------------------------------------------------------------
Annual fee                  First year, initial             $       3,000
                            closing of IPO by wire
                            transfer; thereafter on
                            the anniversary of the
                            effective date of the IPO
                            by wire transfer or check
--------------------------------------------------------------------------------
Transaction processing fee  Deduction by Trustee from       $         250
for disbursements to        disbursement made to
Company under Sections 2    Company under Section 2
--------------------------------------------------------------------------------

                                         Agreed:
Dated:  _________, 2007
                                         By:
                                             -----------------------------------
                                                      Authorized Officer

                                         Continental Stock Transfer & Trust Co.

                                         By:
                                             -----------------------------------
                                                      Authorized Officer